Filed with the Securities and Exchange Commission on  June 22, 2001

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

     Filed by the Registrant                      [X]
     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:

     [X]  Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials [ ] Soliciting Material Pursuant to
                                              Rule 14a-11(c) or Rule 14a-12

                           THE HIRTLE CALLAGHAN TRUST
                (Name of Registrant as Specified in its Charter)

               Payment of Filing Fee (check the appropriate box):

     [x]  No fee required

     [ ] Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction:
          (5) Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                       OF

                           THE HIRTLE CALLAGHAN TRUST

                           TO BE HELD ON JULY 27, 2001

TO THE SHAREHOLDERS:

A Joint Special Meeting ("Special Meeting") of shareholders of The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Fixed Income II Portfolio and The International Equity Portfolio ("International Portfolio") of The Hirtle Callaghan Trust ("Trust") will be held on July 27, 2001, at the Trust's principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m.

At the Special Meeting, shareholders of the Value Portfolio will be asked:
     (1)  To ratify the engagement of SSgA Funds Management, Inc.
          ("SSgA") to provide portfolio management services to the Value Portfolio and to approve a portfolio management agreement between the Trust and SSgA.

At the Special Meeting, shareholders of the Growth Portfolio will be asked:
     (2) To ratify the engagement of SSgA to provide portfolio management services to the Growth Portfolio and to approve a portfolio management agreement between the Trust and SSgA.

At the Special Meeting, shareholders of the Fixed Income II Portfolio will be asked:
     (3)  To approve the engagement of BlackRock Advisors, Inc.
          ("BlackRock") to provide portfolio management services to the Fixed Income II Portfolio pursuant to a portfolio management agreement between the Trust and BlackRock.

At the Special Meeting, shareholders of the International Portfolio will be asked:
     (4) To approve an amendment to the Portfolio Management Agreement between Capital Guardian Trust Company ("CapGuardian") and the Trust pursuant to which CapGuardian provides portfolio management services to the International Portfolio. The proposed amendment, which is designed to correct an error in the agreement, could, under certain circumstances, increase the performance-based compensation to which CapGuardian may otherwise be entitled under such existing agreement.

Shareholders of record of the Value Portfolio, the Growth Portfolio, the Fixed Income II Portfolio and the International Portfolio at the close of business on June 15, 2001 ("Record Date") are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

                                                               Preliminary Proxy
                                                                         6/22/01
                                                                          Page 0

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                           THE HIRTLE CALLAGHAN TRUST
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                           West Conshohocken, PA 19428

                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
Quorum; Vote Required to Approve Proposals                                   --

Background and Summary of Proposals                                          --

Proposal 1: Approval of the Portfolio Management Agreement between SSgA
Fund Management, Inc. and the Trust Relating to the Value Portfolio          --

Proposal 2: Approval of the Portfolio Management Agreement between SSgA
Fund Management, Inc. and the Trust Relating to the Growth Portfolio         --

Proposal 3: Approval of the Portfolio Management Agreement between
BlackRock Advisors, Inc. and the Trust Relating to the Fixed Income
II Portfolio                                                                 --

Proposal 4: Approval of an Amendment to the Portfolio Management Agreement between Capital Guardian Trust Company and the Trust Relatingto the
International Portfolio                                                      --

Management of the Trust                                                      --

Benchmarks:  The Russell Indexes                                             --

Other Matters                                                                --

Specialist Manager Guide                                                     --

Exhibits

     A.   Portfolio Management Agreement between SSgA Funds Management,
          Inc.and the Trust Relating to the Value Portfolio                  --
     B.   Portfolio Management Agreement between SSgA Funds Management,
          Inc. and the Trust Relating to the Growth Portfolio                --
     C.   Portfolio  Management  Agreement between BlackRock Advisors, Inc.
          and the Trust Relating to the Fixed Income II Portfolio            --
     D. Portfolio Management Agreement between Capital Guardian Trust Company and the Trust Relating to the International Portfolio --

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                           THE HIRTLE CALLAGHAN TRUST
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                           West Conshohocken, PA 19428

                                 PROXY STATEMENT

The enclosed form(s) of Proxy is solicited by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"), with respect to The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Fixed Income II Portfolio and The International Equity Portfolio ("International Portfolio")(collectively, the "Portfolios"). Proxies so solicited are intended for use at a joint special meeting of shareholders of the Value Portfolio, the Growth Portfolio, the Fixed Income II Portfolio and the International Portfolio or any adjournment of that meeting (the "Special Meeting"), to be held on July 27, 2001 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. The purpose of the Special Meeting is to consider the approval of certain portfolio management arrangements, as set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below ("Proposals"). It is anticipated that this Proxy Statement and form of proxy will first be mailed to shareholders on or about July 2, 2001. Persons who were shareholders of record of a Portfolio on June 15, 2001 ("Record Date") are entitled to vote at the Special Meeting with respect to any proposal relating to that Portfolio.

The table below summarizes the several proposals to be presented at the Special Meeting, the Portfolio to which each relates and number of shares ("Record Dates Shares") outstanding for each of the Portfolio as of the Record Date.

       Summary of Proposals                        Shareholders Entitled to        Record Date Shares for
       --------------------                        ------------------------        ----------------------
                                                            Vote                     Relevant Portfolio
                                                            ----                     ------------------

Proposal #1
     Approval of SSgA Funds Management, Inc.           Value Portfolio                 20,188,090.768
     as a Specialist Management for the Value           shareholders
     Portfolio and related contract

Proposal #2
     Approval of SSgA Funds Management, Inc.           Growth Portfolio                27,046,730.868
     as a Specialist Management for the Growth          shareholders
     Portfolio and related contract

Proposal #3
     Proposal to approve BlackRock Advisors,      Fixed Income II Portfolio            17,507,684.741
     Inc. as a Specialist Manager for the               shareholders
     Fixed Income II Portfolio and related
     contract

Proposal #4
     Proposal to amend the Capital Guardian        International Portfolio             39,496,583.154
     Trust Company Agreement to correct an              shareholders
     error in such agreement

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Quorum; Vote Required to Approve Proposals:
-------------------------------------------
The presence of the holders of 40% of the Record Date Shares of a Portfolio, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a "majority of the outstanding voting securities" of the relevant Portfolio. Under the Investment Company Act of 1940 ("Investment Company Act"), this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio's outstanding voting securities. Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Portfolios are listed in this Proxy Statement under the heading "Other Matters."

If the accompanying form of Proxy is executed properly and returned, shares represented by such Proxy will be voted at the Special Meeting in accordance with the instructions on the form of Proxy. If no instructions are specified, shares will be voted "FOR" approval of each of the Proposals. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying form of proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed form of proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke the proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated form of proxy to the Trust.

Copies of the Trust's most recent Annual Report to Shareholders, dated June 30, 2000, and the Semi-Annual Report, dated December 29, 2000, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain without charge additional copies of such reports by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

                       BACKGROUND AND SUMMARY OF PROPOSALS
                       -----------------------------------

The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan & Co. Inc. ("Hirtle Callaghan") to operate in a "multi-manager" or "manager of managers" format. Under this structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust's Portfolios by one or more independent investment advisory firms (each, a "Specialist Manager"). Although each of these Specialist Managers is required to adhere to the investment objective, policies and restrictions of the portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one-management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The Trust's Board is responsible for the overall supervision and management of the business and affairs of the Trust, including the selection and general supervision of the Specialist Managers that serve the Trust's several
Portfolios. In carrying out its responsibilities, and in particular, in monitoring and evaluating the services provided by the various Specialist Managers, the Board is assisted by Hirtle Callaghan. Hirtle Callaghan's services to the Trust are provided pursuant to the terms of a separate non-discretionary agreement with the Trust. Please refer to more detailed information about Hirtle Callaghan later in this proxy statement under the heading "Management of the Trust."

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Summary of Proposal 1 Relating to the Value Portfolio.
------------------------------------------------------
The investment objective of the Value Portfolio is to provide total return consisting of capital appreciation and current income by investing primarily in a diversified portfolio of equity securities. Two Specialist Managers serve the Value Portfolio. Institutional Capital Corporation ("ICAP") has served the Portfolio since it commenced operations on August 25, 1995, pursuant to the terms of an agreement that provides for the payment of a fee to ICAP based on a percentage of the assets allocated to ICAP by the Trust.

The second Specialist Manager for the Value Portfolio is SSgA Funds Management, Inc. ("SSgA"). The engagement of SSgA to serve as a Specialist Manager for the Value Portfolio was approved at a Special Meeting of the Board held on June 12, 2001. At that meeting, the Board, including a majority of those trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, determined to terminate the Trust's investment advisory agreement with Geewax Terker & Co. (hereinafter, "Geewax & Co." or the "Prior Value Manager"), and approved portfolio management agreements between the Trust and SSgA.

SSgA commenced its engagement on July___, 2001, under the terms of an interim agreement and as permitted under relevant provisions of the Investment Company Act. The terms of that agreement are substantially the same as the agreement between the Trust and the Prior Value Manager except that the fee to which SSgA is entitled - .04% of the assets allocated to SSgA - is significantly lower than the fee charged by the Prior Value Manager. At the Special Meeting, shareholders of the Value Portfolio will be asked to approve the terms of a final portfolio management agreement with SSgA relating to the Value Portfolio.

A copy of the proposed SSgA Agreement relating to the Value Portfolio appears as Exhibit A to this Proxy Statement. Information about SSgA and ICAP appears in the "Specialist Manager Guide."

If Proposal 1 is approved, a final agreement with SSgA relating to the Value Portfolio will become effective on the day following the date of such approval and will remain in effect in accordance with its terms for two years thereafter. It will continue in effect from year to year thereafter in accordance with its terms for so long as it is approved annually by the Trust's Board of Trustees. If the proposed agreement between SSgA and the Trust is not approved by the Portfolio's shareholders on or before November 29, 2001, the proposed agreement will not take effect and the interim agreement will terminate automatically. In this event, the Trust's Board will meet to determine an alternative course of action.

                        THE BOARD OF TRUSTEES RECOMMENDS
           SHAREHOLDERS OF THE VALUE PORTFOLIO VOTE "FOR" PROPOSAL 1.

Summary of Proposal 2 Relating to the Growth Portfolio.
-------------------------------------------------------
The investment objective of the Growth Portfolio is to provide capital appreciation, with income as a secondary consideration, by investing primarily in a diversified portfolio of equity securities. Two investment advisory organizations serve the Growth Portfolio. Jennison Associates LLC ("Jennison Associates") has served the Portfolio since commencement of operations on August 8, 1995, pursuant to the terms of an agreement that provides for the payment of a fee to Jennison Associates based on a percentage of the assets allocated to Jennison Associates by the Trust.

The second Specialist Manager for the Growth Portfolio is SSgA. As noted above, SSgA also serves as a Specialist Manager for the Value Portfolio. The engagement of SSgA to serve as a Specialist Manager for the Growth Portfolio was approved at a Special Meeting of the Board held on June 12, 2001. At that meeting, the Board, including a majority of the Independent Trustees, determined to terminate the Trust's

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

investment advisory agreement with Goldman Sachs Asset Management (hereinafter, "GSAM" or the "Prior Growth Manager"), and approved portfolio management agreements between SSgA and the Trust.

SSgA commenced its engagement on July ___, 2001, under the terms of an interim agreement and as permitted under relevant provisions of the Investment Company Act. The terms of that agreement are substantially the same as the agreement between the Trust and the Prior Growth Manager except that the fee to which SSgA is entitled - .04% of the assets allocated to SSgA - is significantly lower than the fee schedule applicable to the Prior Growth Manager. At the Special Meeting, shareholders of the Growth Portfolio will be asked to approve the terms of a final portfolio management agreement with SSgA relating to the Growth Portfolio.

A copy of the proposed SSgA Agreement relating to the Growth Portfolio appears as Exhibit B to this Proxy Statement. Information about SSgA and Jennison Associates appears in the "Specialist Manager Guide."

If Proposal 2 is approved, a final agreement with SSgA relating to the Growth Portfolio will become effective on the day following the date of such approval and will remain in effect in accordance with its terms for two years thereafter. It will continue in effect from year to year thereafter in accordance with its terms for so long as it is approved annually by the Trust's Board of Trustees. If the proposed agreement between SSgA and the Trust is not approved by the Portfolio's shareholders on or before November 29, 2001, the proposed agreement will not take effect and the interim agreement will terminate automatically. In this event, the Trust's Board will meet to determine an alternative course of action.

                THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF
                   THE GROWTH PORTFOLIO VOTE "FOR" PROPOSAL 2.

Summary of Proposal 3 Relating to the Fixed Income II Portfolio.
----------------------------------------------------------------
The investment objective of the Fixed Income II Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in fixed income securities, including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities. Day-to-day investment decisions are made for the Portfolio by Miller, Anderson and Sherrerd ("Miller Anderson"). Miller Anderson has served the Portfolio since its inception on September 26, 2000 pursuant to the terms of an agreement that provides for the payment of a fee to Miller Anderson based on a percentage of the assets allocated to Miller Anderson by the Trust. The Board of Trustees of the Trust, at its meeting held on June 12, 2001, approved a proposal to retain BlackRock Advisors, Inc. ("BlackRock") to manage a portion of the assets of the Fixed Income II Portfolio and approved a portfolio management agreement between BlackRock and the Trust. That agreement provides for
BlackRock's advisory fee to be calculated based on a percentage of the Portfolio's assets allocated to BlackRock from time to time.

Under the Investment Company Act, the portfolio management agreement with BlackRock must be approved by shareholders of the Fixed Income II Portfolio before BlackRock may take up its responsibilities. At the Special Meeting, shareholders of the Fixed Income II Portfolio will be asked to approve the proposed portfolio management agreement with BlackRock. A copy of the proposed agreement appears as Exhibit C to this Proxy Statement. Information about BlackRock and Miller Anderson appears in the "Specialist Manager Guide."

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FIXED INCOME II PORTFOLIO VOTE "FOR" PROPOSAL 3.

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Summary of Proposal 4 Relating to the International Portfolio.
--------------------------------------------------------------
CapGuardian is one of two investment advisory organizations serving the International Portfolio. In accordance with the terms of the portfolio management agreement between CapGuardian and Trust, as in effect since July 26, 2000, (hereinafter, "CapGuardian Agreement"), CapGuardian receives an investment advisory fee or "Base Fee" that is calculated at the annual rate of .40% of the average daily net assets of that portion of those assets of the Trust ("CapGuardian Account") that are allocated to CapGuardian by the Trust. The Base Fee is payable quarterly. The CapGuardian Agreement further provides that the Base Fee may be adjusted (upwards or downwards) based on the performance achieved in the CapGuardian Account. The CapGuardian Agreement, including those provisions governing such performance-based adjustments, was approved by the Trust's Board at their meeting held on April 14, 2000 and by the shareholders of the International Portfolio on July 26, 2000.

It has come to the attention of the management of the Trust and the Trustees that an error exists in the language of the CapGuardian Agreement. Specifically, the compensation schedule associated with the CapGuardian Agreement currently states that performance adjustments with respect to certain quarterly periods will be made at the rate of 12.5% of an annual performance component. However, this factor of 12.5% (or 1/8) is incorrect. The correct factor is 25% (or 1/4) of the annual performance component. The correct factor was negotiated by the Trust and CapGuardian and was designed to reflect the fact that, while advisory fees and the performance component are calculated on an annualized basis, advisory fee payments to CapGuardian are paid quarterly.

In order to correct this error, counsel for the Trust has recommended that the CapGuardian Agreement be formally amended to assure that the compensation arrangements originally envisioned by CapGuardian and the Trust, on behalf of the International Portfolio, are properly implemented. At the Special Meeting, shareholders of the International Portfolio will be asked to approve such an amendment.

If Proposal 4 is approved, the amendment to Schedule A of the CapGuardian Agreement will be effective immediately, correcting the error noted above. If this proposal is not approved, the Trust's Board will meet to determine an alternative course of action. A copy of the CapGuardian Agreement and Schedule A thereto, appears as Exhibit D to this Proxy Statement.

                THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF
               THE INTERNATIONAL PORTFOLIO VOTE "FOR" PROPOSAL 4.


PROPOSAL 1:    APPROVAL OF THE PORTFOLIO  MANAGEMENT  AGREEMENT BETWEEN SSGA AND
               THE TRUST RELATING TO THE VALUE EQUITY PORTFOLIO

SUMMARY AND BACKGROUND. The investment objective of the Value Portfolio is to provide total return consisting of capital appreciation and current income. Each Specialist Manager serving the Value Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities, but each adheres to its own investment style in selecting securities for the Value Portfolio. Since the inception of the Trust, the Portfolio's assets have been allocated, in roughly equal proportions, to ICAP, a Specialist Manager that employs  a  fundamental,  "bottom-up"  stock  selection  technique  and a second manager that uses quantitative techniques to construct a portfolio that is similar to in terms of the risk, capitalization and industry characteristics to the Portfolio's benchmark, the Russell 1000 Value Index(R), but to add value over the performance of that benchmark index by overweighting (or underweighting) industries or individual issuers believed by that manager to be more (or less) likely to perform well.

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

In Hirtle Callaghan's view, the quantitative style described above has been relatively unsuccessful in adding value over the Portfolio's benchmark, particularly when the fee payable to the Prior Value Manager is compared with the substantially lower fee generally associated with implementing a more straightforward index approach. Accordingly, Hirtle Callaghan recommended that the Trust's Board replace Geewax & Co. with an investment management organization capable of implementing an investment program mirroring the composition of the Russell 1000 Value Index(R). A description of this benchmark index appears in this proxy statement under the heading "Other Matters."

At a meeting of the Trust's Board held on June 12, 2001, the Board, including a majority of the Trust's Independent Trustees, approved Hirtle Callaghan's recommendation that (i) a passive index approach be implemented with respect to a portion of the Portfolio's assets; (ii) the portfolio management agreement ("Terminated Value Agreement") relating to the Portfolio with the Prior Value Manager be terminated; and (iii) the terms of a portfolio management agreement ("Initial Value Agreement") between the Trust and SSgA be approved. SSgA took up its responsibilities under the Initial Value Agreement on July ____, 2001. At its meeting, and in light of the requirements of Rule 15a-4 under the Investment Company Act (discussed below), the Board also approved a final form of agreement with SSgA relating to the Value Portfolio ("Final Value Agreement"). Implementation of that Final Value Agreement is subject to the approval of the shareholders of the Value Portfolio. A copy of the Final Value Agreement appears as Exhibit A to this Proxy Statement. The following summarizes the Board's deliberations with respect to both the Initial and Proposed Value Agreements.

FACTORS CONSIDERED BY THE BOARD. In considering the SSgA engagement, the Trustees compared the passive, index replication style to be provided to the Portfolio by SSgA with the quantitative investment style followed by the Prior Manager. The Trustees considered the fact that the Prior Manager attempts to maintain an investment portfolio that has risk, capitalization and industry characteristics similar to the Russell 1000 Value Index(R) but which will achieve returns that exceed those of that index. They further considered the fact that the performance achieved by the Prior Manager had not consistently exceeded the Russell 1000 Value Index(R) and considered the aggregate return over that of the Russell 1000 Value Index(R) (sometimes referred to as "excess return" or "alpha") achieved by the Prior Manager in light of the advisory fee payable to the Prior Manager. In making their decision to engage SSgA to implement an index approach with respect a portion of the Portfolio, the Trustees were also informed as to the cost, benefit and risk associated with an index approach. In particular, the Trustees considered the fact that the Portfolio would give up the potential to achieve excess return on that portion of the Portfolio assets allocated to SSgA in exchange for a lower advisory fee rate and the assurance that the performance of such assets would track the performance of the Russell 1000 Value Index(R).

In approving the Initial and Final Value Agreements, and determining them to be in the best interests of the Portfolio's shareholders, the Board considered information relating to the nature and quality of the services that SSgA would be required to provide and SSgA's and its predecessors' experience in providing similar services to other investment companies. The Board also considered information provided by SSgA in response to the Board's request, relating to SSgA's professional staff, profitability and expertise, as well as other factors. The Board also considered the compensation to which SSgA would be entitled for its services, and compared that to the compensation paid to the Prior Value Manager. The fee payable to SSgA under both the Initial and Final Value Agreements is calculated at the annual rate of .04% of 1% of the Portfolio's assets allocated to SSgA from time to time. The fee payable to the Prior Value Manager was calculated at the annual rate of .30% of 1% of the Portfolio assets allocated to such prior manager. The Board was informed that the extent of any reduction in the Portfolio's overall expenses as a result of the lower fee would depend on the manner in which the Portfolio's assets are, from time to time, allocated between the Portfolio's two Specialist Managers. In particular, the Board noted that the Trust has the authority to allocate and reallocate the Portfolio's assets.

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

PROFORMA EXPENSE IMPACT. The table and example shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Value Portfolio. Each is designed to correspond with the tables that appear on page 4 of the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the period ended April 30, 2001, as well as expenses that would be incurred if the Final Value Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2000. The net assets of the Value Portfolio as of April 30, 2001 were $286,205,532.97. The tables also assume that the Portfolio's assets are split evenly between its Specialist Managers.

                                        Under Prior Advisory    If ICAP and SSgA
                                            Arrangements          Manage Equal
                                                                 Portions of the
                                                                   Portfolio

     Management Fees*                          0.38%                 0.25%

     Other Expenses                            0.17%                 0.17%

     Total Portfolio Operating Expenses        0.55%                 0.42%

     * Pursuant to the terms of Portfolio Management Agreement between the Trust and ICAP, ICAP receives a fee of .35% of the average net assets of that portion of the Value Portfolio managed by ICAP. The terms of the Final Value Agreement contemplate payment to SSgA of an annual advisory fee of .04% of those assets of the Value Portfolio allocated to SSgA. Under the Terminated Value Agreement, the Prior Value Manager received a fee of .30% of those assets of the Portfolio allocated to it.

EXAMPLE: The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                                        Under Prior Advisory    If ICAP and SSgA
                                            Arrangements          Manage Equal
                                                                 Portions of the
                                                                   Portfolio

     1 year                                    $ 56                  $ 43

     3 years                                   $176                  $135

REGULATORY MATTERS.
-------------------
During the course of their deliberations, the Trustees were advised regarding their responsibilities under the Investment Company Act and the Independent Trustees were represented by counsel. Specifically, the Board was advised about the requirements of Rule 15a-4 under the Investment Company Act. That rule permits an adviser to provide advisory services to an investment company prior to such shareholder approval pursuant to the terms of an interim agreement (such as the Initial Value Agreement), in the event

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

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

that a prior advisory contract is terminated by action of such company's board. The Board was further informed that, in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate.

COMPARISON OF THE INITIAL VALUE AGREEMENT, THE FINAL VALUE AGREEMENT AND THE TERMINATED AGREEMENT. Both the Initial Value Agreement and the Terminated Value Agreement provide that the named portfolio manager will (i) provide a continuous investment program for that portion of the Value Portfolio's assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act.

The agreements each also provide that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the portfolio manager for any loss sustained by the Trust except losses caused by willful misfeasance, reckless disregard of duty, bad faith or gross negligence on the part of the portfolio manager; termination by the Trust or by the portfolio manager upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act. Under Section 5(c) of both the Initial and Final Value Agreement, however, SSgA may be indemnified by the Trust under certain circumstances.

The terms and conditions of the Final Value Agreement are identical to those of the Initial Value Agreement except that the Initial Value Agreement provides for its automatic termination in the event that the shareholders of the Portfolio do not approve the agreement within 150 days of the date on which it was first effective. The Final Value Agreement provides that it will remain in effect for two years from the date on which it becomes effective and will continue thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the International Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

PROPOSAL 2:    APPROVAL OF THE PORTFOLIO  MANAGEMENT  AGREEMENT BETWEEN SSGA AND
               THE TRUST RELATING TO THE GROWTH EQUITY PORTFOLIO

SUMMARY AND BACKGROUND. The investment objective of the Growth Portfolio is to provide capital appreciation, with income as a secondary consideration. Each Specialist Manager serving the Growth Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities, but each adheres to its own investment style in selecting securities for the Growth Portfolio. Since the inception of the Trust, the Portfolio's assets have been allocated, in roughly equal proportions, to Jennison Associates, a Specialist Manager that employs a fundamental, "bottom-up" stock selection technique and a second manager that uses quantitative techniques to construct a portfolio that is similar to in terms of the risk, capitalization and industry characteristics to the Portfolio's benchmark, the Russell 1000 Growth Index(R), but to add value over the performance of that benchmark index by overweighting (or underweighting) industries or individual issuers believed by the manager to be more (or less) likely to perform well.

In Hirtle Callaghan's view, the quantitative style described above has been relatively unsuccessful in adding value over the Portfolio's benchmark, particularly when the fee payable to the Prior Growth Manager is compared with the substantially lower fee generally associated with implementing a more straightforward index approach. Accordingly, Hirtle Callaghan recommended that the Trust's Board replace GSAM with an investment management organization capable of implementing an investment program mirroring the composition of the Russell 1000 Growth Index(R). A description of this benchmark index appears in this proxy statement under the heading "Other Matters."

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

At a meeting of the Trust's Board held on June 12, 2001, the Board, including a majority of the Trust's Independent Trustees, approved Hirtle Callaghan's recommendation that (i) a passive index approach be implemented with respect to a portion of the Portfolio's assets; (ii) the portfolio management agreement ("Terminated Growth Agreement") relating to the Portfolio with the Prior Growth Manager be terminated; and (iii) the terms of a portfolio management agreement ("Initial Growth Agreement") between the Trust and SSgA be approved. SSgA took up its responsibilities under the Initial Growth Agreement on July ____, 2001. At its meeting, and in light of the requirements of Rule 15a-4 under the Investment Company Act (discussed below), the Board also approved a final form of agreement with SSgA relating to the Growth Portfolio ("Final Growth Agreement"). Implementation of the Final Growth Agreement is subject to the approval of the shareholders of the Growth Portfolio. A copy of the Final Growth Agreement appears as Exhibit B to this Proxy Statement. The following summarizes the Board's deliberations with respect to both the Initial and Final Growth Agreements.

FACTORS CONSIDERED BY THE BOARD. In considering the SSgA engagement, the Trustees compared the passive, index replication style to be provided to the Portfolio by SSgA with the quantitative investment style followed by the Prior Manager. The Trustees considered the fact that the Prior Manager attempts to maintain an investment portfolio that has risk, capitalization and industry characteristics similar to the Russell 1000 Growth Index(R) but which will achieve returns that exceed those of that index. They further considered the fact that the performance achieved by the Prior Manager had not consistently exceeded the Russell 1000 Growth Index(R) and considered the aggregate return over that of the Russell 1000 Growth Index(R) (sometimes referred to as "excess return" or "alpha") achieved by the Prior Manager in light of the advisory fee payable to the Prior Manager. In making their decision to engage SSgA to implement an index approach with respect a portion of the Portfolio, the Trustees were also informed as to the cost, benefit and risk associated with an index approach. In particular, the Trustees considered the fact that the Portfolio would give up the potential to achieve excess return on that portion of the Portfolio assets allocated to SSgA in exchange for a lower advisory fee rate and the assurance that the performance of such assets would track the performance of the Russell 1000 Growth Index(R).

In approving the Initial and Final Growth Agreements, and determining them to be in the best interests of the Portfolio's shareholders, the Board considered information relating to the nature and quality of the services that SSgA would be required to provide and SSgA's and its predecessors' experience in providing similar services to other investment companies. The Board also considered information provided by SSgA in response to the Board's request, relating to SSgA's professional staff, profitability and expertise, as well as other factors. The Board also considered the compensation to which SSgA would be entitled for its services, and compared that to the compensation paid to the Prior Growth Manager. The fee payable to SSgA under both the Initial and Final Growth Agreements is calculated at the annual rate of .04% of 1% of the Portfolio's assets allocated to SSgA from time to time. In particular, the Board considered the fact that (i) the base fee payable to the Portfolio's Prior Manager was higher than the fee to be paid to SSgA; and (ii) the fee payable to such Prior Manager was subject to adjustment (upwards or downwards) depending on the performance such manager achieved for the Portfolio relative to the Russell 1000 Growth Index, with a minimum fee that was also higher than the fee to be paid to SSgA. The Board was informed that the extent of any reduction in the Portfolio's overall expenses as a result of the lower fee would depend on the manner in which the Portfolio's assets are, from time to time, allocated between the Portfolio's two Specialist Managers. In particular, the Board noted that the Trust has the authority to allocate and reallocate the Portfolio's assets.

PROFORMA EXPENSE IMPACT. The table and example shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Growth Portfolio. Each is designed to correspond with the tables that appear on page 7 of the prospectus for The Hirtle Callaghan

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the period ended April 30, 2001, as well as expenses that would be incurred if the Final Growth Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2000. The net assets of the Growth Portfolio as of April 30, 2001 were $336,995,070.43. The tables also assume that the Portfolio's assets are split evenly between its Specialist Managers.

                                   Under Prior Advisory   If Jennison Associates
                                      Arrangements*        and SSgA Manage Equal
                                                              Portions of the
                                                               Portfolio**

Management Fees                           0.35%                   0.22%

Other Expenses                            0.17%                   0.17%

Total Portfolio Operating Expenses        0.52%                   0.39%

     * The Terminated Growth Agreement contemplated a fee would be adjusted (upwards or downwards) depending on the performance achieved by GSAM for the Growth Portfolio, as measured against the Russell 1000 Growth Index. For the 12 month period ended May 31, 2001, however, no such adjustment was required to be made. Accordingly, the figures shown in the table and accompanying example reflect the base fee payable under such agreement.

     ** Pursuant to the terms of the Portfolio Management Agreement between the Trust and Jennison Associates, Jennison Associates receives a fee of .30% of the average net assets of that portion of the Growth Portfolio managed by Jennison Associates. The terms of the Final Growth Agreement contemplate payment to SSgA of an annual advisory fee of .04% of those assets of the Growth Portfolio allocated to SSgA.

EXAMPLE: The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                                   Under Prior Advisory   If Jennison Associates
                                       Arrangements        and SSgA Manage Equal
                                                              Portions of the
                                                                Portfolio

1 year                                    $ 53                    $ 40

3 years                                   $167                    $125

REGULATORY MATTERS.
During the course of their deliberations, the Trustees were advised regarding their responsibilities under the Investment Company Act and the Independent Trustees were represented by counsel. Specifically, the Board was advised about the requirements of Rule 15a-4 under the Investment Company Act. That rule permits an adviser to provide advisory services to an investment company prior to such shareholder approval pursuant to the terms of an interim agreement (such as the Initial Value Agreement), in the event that a prior advisory contract is terminated by action of such company's board. The Board was further

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                                                                         6/22/01
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

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

informed that, in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate.

Comparison of the Initial Growth  Agreement,  the Final Growth Agreement and the
--------------------------------------------------------------------------------
Terminated  Agreement.
----------------------
With the exception of those provisions relating to the rate at which the advisory fees are to be calculated, both the Initial Growth Agreement and the Terminated Growth Agreement provide that the named portfolio manager will (i) provide a continuous investment program for that portion of the Growth Portfolio's assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act.

The agreements each also provide that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the portfolio manager for any loss sustained by the Trust except losses caused by willful misfeasance, reckless disregard of duty, bad faith or gross negligence on the part of the portfolio manager; termination by the Trust or by the portfolio manager upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act. Under Section 5(c) of both the Initial and Final Growth Agreements, however, SSgA may be indemnified by the Trust under certain circumstances.

The terms and conditions of the Final Growth Agreement are identical to those of the Initial Growth Agreement except that the Initial Growth Agreement provides for its automatic termination in the event that the shareholders of the Portfolio do not approve the agreement within 150 days of the date on which it was first effective. The Final Growth Agreement provides that it will remain in effect for two years from the date on which it becomes effective and will continue thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the International Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

PROPOSAL 3:    APPROVAL OF THE PORTFOLIO  MANAGEMENT AGREEMENT BETWEEN BLACKROCK
               ADVISORS,  INC.  AND THE TRUST  RELATING  TO THE FIXED  INCOME II
               PORTFOLIO

The investment objective of the Fixed Income II Portfolio is to achieve above-average total return over a market cycle of three to five years. Day-to-day investment decisions are made for the Portfolio by Miller Anderson & Sherrerd, a division of Morgan Stanley Dean Witter Investment Management, and wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. In response to the recommendation of Hirtle Callaghan, the Trust's Board has approved a proposal to retain a second investment advisory organization to manage a portion of the assets of the Fixed Income II Portfolio.

At a meeting held on June 12, 2001, the Board considered and approved Hirtle Callaghan's recommendation that BlackRock Advisors, Inc. ("BlackRock") be engaged to serve as the second manager of the Portfolio, and, subject to the approval of the Fixed Income II Portfolio's shareholders, also approved an investment advisory agreement between BlackRock and the Trust ("Proposed BlackRock Agreement"). The following summarizes the Board's deliberations with respect to the Proposal BlackRock Agreement.

FACTORS CONSIDERED BY THE BOARD. In approving Hirtle Callaghan's recommendation that a second Specialist Manager be engaged for the Portfolio, the Board considered information presented to it by Hirtle Callaghan relating to the different sectors of the universe of fixed income securities in which the Portfolio is designed to invest. In particular, the Board considered the special characteristics of mortgage-

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                                                                         6/22/01
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

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

backed and asset backed securities, as well as Hirtle Callaghan's views with respect to the expertise and performance track record of BlackRock in this market. Although it is not anticipated that BlackRock will limit its investments on behalf of the Portfolio to any particular sector of the universe of securities in which the Portfolio is permitted to invest, the Board's decision to approve BlackRock's engagement was also made in light of the philosophy that has guided Hirtle Callaghan and the Board in implementing the Trust's overall multi-manager program: to access the services of investment advisory organizations that have demonstrated expertise in particular asset classes or markets.

In considering the Proposed BlackRock Agreement, the Board considered information relating to the nature and quality of the services that BlackRock would be required to provide, BlackRock's experience in providing similar services to other investment companies, the compensation to which BlackRock would be entitled for its services and the impact that such fee would have on the expenses of the Portfolio. In particular, the Board considered the fact that the Proposed BlackRock Agreement provides for the payment to BlackRock of an advisory fee calculated at an annual rate of .25% of the first $100 million of those assets of The Fixed Income II Portfolio allocated to BlackRock and .20% of such assets in excess of $100 million. This rate is lower than the rate at which Miller Anderson's fee is calculated given the Portfolio's current asset levels; For its services to The Fixed Income II Portfolio, MAS receives a monthly fee, calculated in accordance with the following annual rates: .275% of the first $200 million of the average daily net assets of the Portfolio; .250% of the next $200 million of such assets; and .200 of such assets over $400 million. This means that, depending on the way the Portfolio's assets are allocated, the overall advisory fee paid by the Portfolio is likely to decrease if the Proposed BlackRock Agreement is implemented. Under normal circumstances, however, the goal of the Portfolio's allocation process is to allocate the assets of the Fixed Income II Portfolio equally among its Specialist Managers.

In approving the Proposed BlackRock Agreement, the Board also considered the fact that the terms and conditions set forth in the Proposed BlackRock Agreement are substantively the same as those contained in the portfolio management agreement relating to the Fixed Income II Portfolio between Miller Anderson and the Trust ("Miller Anderson Agreement"). The Board also considered information provided by BlackRock in response to the Board's request, relating to BlackRock's professional staff, profitability and expertise and whether, in light of these and other factors, approval of the Proposed BlackRock Agreement was in the best interests of the Portfolio's shareholders.

PROFORMA EXPENSE IMPACT. The table and example shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Fixed Income II Portfolio. Each is designed to correspond with the tables that appear on page 20 of the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the period ended April 30, 2001, and expenses that would be incurred if the Proposed BlackRock Agreement had been in effect during the period September 26, 2000 (commencement of the Portfolio's operations) through April 30, 2001. The net assets of the Fixed Income II Portfolio as of April 30, 2001 were $242,554,199.21. The tables also assume that the Portfolio's assets will be split evenly between its Specialists Managers.

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                                                                         6/22/01
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

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                                       Under Existing     If Miller Anderson and
                                   Advisory Arrangements     BlackRock Manage
                                                           Equal Portions of the
                                                                 Portfolio

Management Fees*                          0.33%                   0.32%

Other Expenses                            0.18%                   0.18%

Total Portfolio Operating Expenses        0.51%                   0.50%

     * Pursuant to the terms of an investment advisory agreement relating to the Fixed Income II Portfolio, Miller Anderson receives a fee of .275% of the average net assets of that portion of the Fixed Income II Portfolio managed by Miller Anderson, with reductions in such fee as such asset levels increase.

EXAMPLE: The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                                       Under Existing     If Miller Anderson and
                                   Advisory Arrangements  BlackRock Manage Equal
                                                             Portions of the
                                                                Portfolio

1 year                                    $ 52                    $ 51

3 years                                   $164                    $160

If approved by the shareholders of the Fixed Income II Portfolio, the Proposed BlackRock Agreement will become effective as soon as reasonably practicable following the date on which such approval is obtained. It will continue in effect for two years from its effective date. Thereafter, the Proposed BlackRock Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Fixed Income II Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

PROPOSAL 4:    APPROVAL OF THE AMENDED CAPGUARDIAN AGREEMENT

In accordance with the terms of the portfolio management agreement between CapGuardian and the Trust as in effect since July 26, 2000 (hereinafter, "CapGuardian Agreement"), CapGuardian currently receives a quarterly investment advisory fee or "Base Fee" of .10% of the average daily net assets of that portion of those assets of the Trust ("CapGuardian Account") that are allocated to CapGuardian by the Trust. The CapGuardian Agreement also contemplates that, subject to certain conditions precedent described below, that CapGuardian's Base Fee may be adjusted (upwards or downwards) based on the performance achieved in the CapGuardian Account during the 12 month period ("Initial Measuring Period") following the effective date of the CapGuardian Agreement. Under the CapGuardian Agreement, performance fee adjustments may also be made with respect to performance achieved during subsequent 12 month periods ("Subsequent Measuring Periods"). The amount of adjustments is called the "Performance Component."

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

The   CapGuardian   Agreement,   including  those   provisions   governing  such
performance-based adjustments, was approved by the Trust's Board at their meeting held on April 14, 2000 and by the shareholders of the International Portfolio on July 26, 2000.

It has come to the attention of the management of the Trust and the Trustees that an error exists in the language of the CapGuardian Agreement. Specifically, the compensation schedule associated with the CapGuardian Agreement currently states that performance adjustments with respect to Subsequent Measuring Periods will be made at the rate of 12.5% of the Performance Component. However, this factor of 12.5% (or 1/8) is incorrect. The correct factor is 25% (or 1/4) of the Performance Component. The correct factor was negotiated by the Trust and CapGuardian and was designed to reflect the fact that, while advisory fees and the Performance Component are calculated on an annualized basis, advisory fee payments to CGTC are paid on a quarterly basis.

In order to correct this error, counsel for the Trust has recommended that the CapGuardian Agreement be formally amended to assure that the compensation arrangements originally envisioned by CapGuardian and the Trust, on behalf of the International Portfolio, are properly implemented. If approved by the shareholders of the International Portfolio, Proposal 4 will effect such correcting amendment.

In considering this proposal, shareholders should be aware of the following factors:

(1) substitution of the correct multiplier into the CapGuardian Agreement in the manner proposed will INCREASE the amount of the performance adjustment to which CapGuardian may be entitled with respect to periods in which the CapGuardian Account outperforms the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index") but will also DECREASE the compensation to which CapGuardian may be entitled with respect to periods during which the CapGuardian Account underperforms that benchmark.

(2) the performance fee arrangement contemplated by the CapGuardian Agreement will not be implemented unless and until the Securities and Exchange Commission ("SEC") grants an application filed jointly by CapGuardian and the Trust permitting CapGuardian to receive performance-based compensation that is calculated in the manner described below.

Set forth below is a description of the performance fee arrangement contemplated by the CapGuardian Agreement and the manner in which it will be calculated following the correcting amendment noted above.

CapGuardian is entitled to receive compensation for its services based in part on the performance achieved by that portion of the assets of the International Portfolio assigned to CapGuardian ("CapGuardian Account"). This performance fee arrangement is set forth in the CapGuardian Agreement approved by the shareholders of the Portfolio on July 26, 2000. The arrangement is designed to reward CapGuardian for performance that exceeds the total return of the EAFE Index ("EAFE Index Return") by a factor of at least .40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved.

Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee. The quarterly fee will consist of a base fee ("Base Fee") calculated at the annual rate of .40% (or 40 basis points) of the average net assets of the CapGuardian Account and is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment will consist of .10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12 month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the EAFE Index Return

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account ("Gross Total Return") and (ii) EAFE Index Return plus a performance hurdle of .40% (or 40 basis points).

Under this fee arrangement, the maximum fee to payable to CapGuardian with respect to any 12 month period is .60% (60 basis points) and the minimum fee for any such period is .20% (20 basis points.) Because the performance arrangement requires that no performance adjustment will be paid until the arrangement has been in effect for 12 months, it is possible that payments of the base fee made to CapGuardian during the first 9 months of such period may exceed the appropriate performance adjusted fee. To address this possibility, the Performance Amendment provides for a "recoupment feature" with respect to the first 12 months during which the Performance Amendment is in effect. This feature will be applicable only if the aggregate of the payments to CapGuardian made with respect to the 12 month initial period exceeds the performance adjusted fee to which CapGuardian would be entitled with respect to such period. In this event, advisory fees payable to CapGuardian with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by CapGuardian with respect to the initial 12 month period and such performance adjusted fee is fully recouped by the CapGuardian Account.

The table below illustrates the above-described fee structure. Please note that the highlighted entry is the "fulcrum point" -- the performance that CapGuardian must achieve in order to receive an unadjusted Base Fee.

ASSUMING CAPGUARDIAN CONTRACT IS CORRECTED AS PROPOSED:
-------------------------------------------------------

IF THE 12 MONTH PERFORMANCE OF THE CAPGUARDIAN ACCOUNT:         CAPGUARDIAN'S FEE FOR SUCH PERIOD IS:
------------------------------------------------------          -------------------------------------

is lower than the  EAFE Index by:            -1.20% or more                    0.20000%
is lower than the  EAFE Index by:                -1.00%                        0.22500%
is lower than the  EAFE Index by:                -0.80%                        0.25000%
is lower than the  EAFE Index by:                -0.60%                        0.27500%
is lower than the  EAFE Index by:                -0.40%                        0.30000%
is lower than the  EAFE Index by:                -0.20%                        0.32500%
equals the  EAFE Index:                           0.00%                        0.35000%
exceeds the  EAFE Index by:                       0.20%                        0.37500%
EXCEEDS THE  EAFE INDEX BY:                       0.40%                        0.40000%
exceeds the  EAFE Index by:                       0.60%                        0.42500%
exceeds the  EAFE Index by:                       0.80%                        0.45000%
exceeds the  EAFE Index by:                       1.00%                        0.47500%
exceeds the  EAFE Index by:                       1.20%                        0.50000%
exceeds the  EAFE Index by:                       1.40%                        0.52500%
exceeds the  EAFE Index by:                       1.60%                        0.55000%
exceeds the  EAFE Index by:                       1.80%                        0.57500%
exceeds the  EAFE Index by:                   2.00% or more                    0.60000%

The EAFE Index is an unmanaged index of securities comprising most of the developed nations of the world except Canada and the United States. Its performance does not reflect management fees and other expenses associated with an investment in the International Portfolio.

Under the express terms of the CapGuardian Agreement, the performance fee arrangement will be suspended in the event that CapGuardian does not receive an order from the SEC exempting CapGuardian

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

from certain rules relating to the manner in which performance-based advisory fees may be calculated. CapGuardian has filed an application for such an order, and while the Trust anticipates that the SEC will issue the requested order, there can be no assurance that it will do so. If the performance fee arrangement is suspended, CapGuardian will receive an annual fee, calculated daily and payable quarterly, of .40% of the assets in the Account, until such time as such SEC order is obtained.

                             MANAGEMENT OF THE TRUST
                             -----------------------

INFORMATION ABOUT HIRTLE CALLAGHAN. Pursuant to a written agreement with the Trust ("HCCI Agreement") Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. The HCCI Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under the HCCI Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. For the fiscal year June 30, 2000 and for the six month semi-annual period ended December 31, 2000, Hirtle Callaghan received advisory fees from the Portfolios discussed herein in the amounts shown in the table below.

                                     Fiscal Year Ended  Semi-Annual Period Ended
                                       June 30, 2000        December 31, 2000
                                       -------------        -----------------
The Value Equity Portfolio               $106,974                $63,652
The Growth Equity Portfolio              $145,244                $86,730
The Fixed Income II Portfolio*              N/A                  $24,525
The International Equity Portfolio       $163,389                $83,617

     * The Fixed Income II Portfolio commenced operations on September 26, 2000, after the Trust's most recent fiscal year-end.

Hirtle Callaghan's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of May 31, 2001, approximately $4.8 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Secretary, Treasurer and Vice President of the
Trust. The HCCI Consulting Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on March 6, 2001.

ADMINISTRATION, DISTRIBUTION AND RELATED SERVICES. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. For the administration, transfer agency and fund accounting services it provides to the Trust, BISYS receives an omnibus fee, which fee is computed daily, paid monthly and inclusive of all out-of-pocket expenses, at an annual rate as indicated in the table below:

     Portfolio                                   Fee
     ---------                                   ---
Value Equity, Growth      .115% of aggregate  average net asset levels up to$1.4
Equity, Small             billion; .105% of such assets over $1.4 billion up to
Capitalization  Equity,   $1.75  billion;  and .095% of such  assets over $1.75
International Equity      billon
Portfolios

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

The Intermediate  Term    .095% of aggregate  average net assets l up to $6
Municipal Bond, Fixed     million; .085% of such assets over $600 million up to
Income, High Yield        $750 million and .075% of such assets over $750
Bond, Fixed Income II     million
Portfolios

INFORMATION ABOUT THE SPECIALIST MANAGERS. Information relating to ICAP, SSgA, Jennison Associates, Miller Anderson, BlackRock, Artisan and CapGuardian can be found in the attached Specialist Manager Guide.

                         BENCHMARKS: THE RUSSELL INDEXES
                         -------------------------------

The benchmarks for the Value Portfolio and the Growth Portfolio are the Russell 1000 Value Index(R) and the Russell 1000 Growth Index(R), respectively. These indexes are among the 21 indexes produced by The Frank Russell Company and, like many of the indexes in this group, are based on the Russell 3000 Index(R). The Russell 3000 Index(R) measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization), which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Index(R) measures the performance of the 1,000 largest companies in the Russell 3000 Index(R), which represents approximately 92% of the total market capitalization of the Russell 3000 Index(R). The Russell 1000 Growth Index(R) is designed to measures the performance of those companies that are included in the Russell 1000 Index(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index(R) is designed to measures the performance of those companies that are included in the Russell 1000 Index(R) and have relatively lower price-to-book ratios and lower forecasted growth values. The Russell indexes are unmanaged market cap-weighted; each is reviewed and reconstituted each year. The Russell indexes include only common stocks domiciled in the United States and its territories.

                                  OTHER MATTERS
                                  -------------

GENERAL MATTERS UNDER DELAWARE LAW. As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

HOLDERS OF 5% OF SHARES ON RECORD DATE. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Value Portfolio, the Growth Portfolio, the Fixed Income II Portfolio and the International Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Name and Address of      Value Portfolio     Growth Portfolio    Fixed Income II       International
5% Record Holders        ---------------     ----------------    ----------------      -------------
-----------------                                                    Portfolio           Portfolio
                                                                     ---------           ---------
Bankers Trust Company        77.4716%            77.4055%               NA                 57.40%
PO Box 9005 Church St.   (15,640,045.578    (20,935,670.432                          (22,672,249.030
Station                      shares)             shares)                                  shares)
New York, NY 10008

Saxon & Co.                     NA                  NA               14.2555%             13.2682%
PO Box 7780-1888                                                  (2,495,800.836       (5,240,466.476
Philadelphia, PA 19182                                                shares)             shares)

Bankers Trust Company           NA                  NA               28.1825%                NA
Batrus & Co.                                                      (4,934,096.854
PO  Box  9005   Church  St.                                           shares)
Station
New York, NY 10008

Bankers Trust Company           NA                  NA               10.4385%                NA
Infid & Co.                                                       (1,827,547.584
PO  Box  9005   Church  St.                                           shares)
Station
New York, NY 10008

Mac & Co.                       NA                  NA                41.78%                 NA
PO Box 3198                                                       (7,316,420.660
Pittsburgh, PA 15230                                                  shares)

Aerostructures Corp             NA                  NA                  NA                12.1775%
Master Retirement                                                                      (4,809,710.665
Bankers Trust Co, Trustee                                                                 shares)
100 Plaza One
MS JCY03-0408
Jersey City, NJ 07311

BROKERAGE TRANSACTIONS. The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust's Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated. The table below reflects the aggregate dollar amount of commissions paid to each such firm by the Value Equity, Growth Equity, International Equity and Fixed Income II Portfolios during the Trust's fiscal year ended June 30, 2000. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each portfolio. "NA" indicates that during the relevant period, indicated broker was not considered an affiliate of the specified Portfolio.

BROKERAGE FIRM                            VALUE       GROWTH     INTERNATIONAL    FIXED INCOME II
--------------                            -----       ------     -------------    ---------------
                                           2000        2000          2000               2000
                                           ----        ----          ----               ----
Prudential Securities Inc.(1)
Commissions paid ($)                        NA         -0-            NA                NA
% of commissions                            NA         -0-            NA                NA
% of transactions                           NA         -0-            NA                NA

Union Swiss Bank (2)
Commissions paid ($)                        NA          NA            -0-               NA
% of commissions                            NA          NA            -0-               NA
% of transactions                           NA          NA            -0-               NA

                                                               Preliminary Proxy
                                                                         6/22/01
                                                                         Page 19

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Goldman Sachs & Co. (3)
Commissions paid ($)                      10,034     131,399        14,138              NA
% of commissions                          3.12%       7.39%          5.19%              NA
% of transactions                         1.40%       8.03%          6.95%              NA

[State Street Corporation](4)               NA          NA            NA                NA
Commissions paid ($)                        NA          NA            NA                NA
% of commissions                            NA          NA            NA                NA
% of transactions                           NA          NA            NA                NA

Morgan Stanley Dean Witter (5)              NA          NA            NA                NA
Commissions paid ($)                        NA          NA            NA                NA
% of commissions                            NA          NA            NA                NA
% of transactions                           NA          NA            NA                NA

     (1) Both Prudential Securities Incorporated and Jennison Associates LLC, which serves as an Specialist Manager of The Growth Equity Portfolio, are wholly-owned subsidiaries of The Prudential Insurance Company of America.
     (2) Both UBS AG and Brinson Partners, Inc. LLC, which served as an Specialist Manager of The International Equity Portfolio until April 28, 2000, are wholly-owned subsidiaries of Union Swiss Bank.
     (3) Effective October 1, 1997, Goldman Sachs Asset Management served as a Specialist Manager of the Growth Equity Portfolio. Figures shown figures are calculated for the period October 1, 1997 through June 30, 2000.
     (4) Effective July ___, 2001, SSgA Funds Management, Inc. served as a Specialist Manager for the Value Equity and Growth Equity Portfoli
     (5) Effective September 26, 2000, Miller Anderson served as Specialist Manager for the Fixed Income II Portfolio. Miller Anderson is affiliated with Morgan Stanley Dean Witter.

ABSTENTIONS. A properly executed and returned form of Proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any form of proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such form of proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. As used in this Proxy Statement, "broker non-vote" means a form of proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the relevant Portfolio.

By Order of the Board of Trustees

                                                               Preliminary Proxy
                                                                         6/22/01

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                            SPECIALIST MANAGER GUIDE

THIS SECTION OF THE PROXY STATEMENT IS DESIGNED TO PROVIDE YOU WITH CERTAIN INFORMATION ABOUT EACH OF THE INVESTMENT ADVISORY ORGANIZATIONS THAT CURRENTLY PROVIDE PORTFOLIO MANAGEMENT SERVICES FOR THE VALUE EQUITY PORTFOLIO, THE GROWTH EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO AND THE FIXED INCOME II PORTFOLIO OF THE HIRTLE CALLAGHAN TRUST, AS WELL AS THE PROPOSED NEW SPECIALIST MANAGER FOR THE FIXED INCOME II PORTFOLIO.

INFORMATION ABOUT ARTISAN. Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manger for the International Equity Portfolio. Artisan's principal offices are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of March 31, 2001, Artisan managed total assets in excess of $10.9 billion, of which approximately $6.9 billion represented assets in mutual funds.

A team of investment professionals, lead by Mark L. Yockey, who is a partner of the firm, is responsible for making day-to-day investment decisions for that portion of the International Portfolio allocated to Artisan. Mr. Yockey has been with Artisan since 1995 and currently serves as a vice president of Artisan Funds, Inc., an open-end, series management investment company registered under the Investment Company Act. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

Under its investment advisory agreement with the Trust ("Artisan Agreement"), Artisan receives an annual fee of .40% of the average daily net asset value of that portion of the Portfolio's assets managed by it. During the Trust's fiscal year ended June 30, 2000, Artisan Partners received from the International Portfolio investment advisory fees of $494,601.The Trust has conditionally approved an amendment ("Artisan Fulcrum Fee Amendment") to the portfolio management agreement relating to Artisan's services to the Portfolio. Under the Artisan Fulcrum Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it. Implementation of the Artisan Fulcrum Fee Amendment, however, is subject to receipt of certain assurances from the staff of the SEC that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Artisan Fulcrum Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the International Portfolio, for which Artisan provides portfolio management services.

Name of Fund           Investment Objective   Assets as of 3/31/01   Artisan's Advisory Fee*
------------           --------------------   --------------------   -----------------------
Artisan                Maximum long-term          $4.8 billion       1.00% of first $500 million;
International Fund     capital growth                                .975% of next $250 million;
                                                                     .950% of next $250 million
                                                                     .925% of balance

The Masters' Select    Long-term capital          $53.7 million      .5% of assets
International Fund     growth

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

The  Artisan  Agreement  between the Trust and  Artisan,  as well as the Artisan
Fulcrum Fee Amendment referred to above was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on March 6, 2001, and by the shareholders of the International Portfolio on July 23, 1999. The principal executive officer of Artisan is Andrew A. Ziegler, whose principal occupation is the management of Artisan and Artisan's sole general partner, Artisan Partners Investment Corporation. Mr. Ziegler and Carlene Murphy Ziegler control Artisan Partners Investment Corporation, which is organized as a Wisconsin corporation. The address of each is ________________.

INFORMATION ABOUT BLACKROCK. BlackRock Advisors, Inc. ("BlackRock"), whose principal offices are located at 100 Bellevue Parkway, Wilmington, Delaware is an indirect subsidiary of The PNC Financial Services Group, Inc., which controls BlackRock. BlackRock also maintains offices at 345 Park Avenue, 29th Floor, New York, New York. As of March 31, 2001, BlackRock, together with its asset management affiliates managed total assets of approximately $201 billion, $69 billion of which represent mutual fund assets.

BlackRock uses a team approach in managing client portfolios. Keith Anderson, Chief Investment Officer, provides general oversight to that portion of the assets of The Fixed Income II Portfolio allocated to BlackRock. Rajiv Sobti, Ph.D., and Scott Amero, both managing directors, are responsible for making day-to-day investment decisions for that portion of The Fixed Income II
Portfolio. Mr. Anderson, who joined BlackRock in 1988, currently serves as managing director for BlackRock and several of its affiliates. Mr. Anderson holds BS and Masters degrees from Nichols College and Rice University, respectively. Mr. Sobti, who joined BlackRock in 1998, currently serves as managing director for BlackRock and several of its affiliates. Prior to joining BlackRock, and since 1986, Mr. Sobti was a managing director and head of Quantitative Research with Donaldson Lufkin & Jenrette. Mr. Sobti holds a BA degree from St. Stephens College, University of Delhi, an MBA degree from the India Institute of Management, Ahmedabad, and a Ph.D. from the Wharton School of the University of Pennsylvania. Mr. Amero, who joined BlackRock in 1990, also serves as managing director for several BlackRock and several of its affiliates. Mr. Amero holds a BA degree from Harvard University as well as an MBA from New York University.

The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of The Fixed Income II Portfolio, for which BlackRock provides portfolio management services.

         Name of Fund              Assets as of 3/31/01       BlackRock Advisory
         ------------              --------------------       ------------------
                                                                     Fee*
                                                                     ----

BlackRock Core Bond Portfolio         $1,664,000,000                 .50%

BlackRock Managed Income              $1,392,000,000                 .48%
Portfolio

BlackRock's chief executive officer is Laurence Fink and its directors are Ralph Schlosstein, Robert Kapito, Paul Audet, Kevin Klingert, John Moran, Thomas Nevin and Laurence Carolan. The address of each is _______________________ [Delaware][New York].

INFORMATION ABOUT CAPGUARDIAN. Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for the International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company organized as a corporation under California law as well as a registered investment adviser. It is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc. ("Capital Group") and maintains offices throughout the world. As of

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

March 31, 2001, CapGuardian and its affiliated companies managed total assets of in excess of $112 billion, including approximately $7.2 billion in assets of registered investment companies. (For detailed information about the performance fee arrangement, including the manner in which the fee is computed, please refer to the information provided under Proposal 4 in this Proxy Statement.)

Day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian is the responsibility of the following individuals:

     o David I. Fisher, Chairman of the Board of CapGuardian, is an officer and/or director of several affiliated companies. Mr. Fisher holds an MBA from the University of Missouri Graduate School of Business Administration, is a member of the Los Angeles Society of Financial Analysts, and a founding member of the International Society of Security Analysts.
     o Hartmut Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary and serves as an officer and/or director of several companies in the Capital Group.
     o Richard N. Havas is a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal offices, and serves as an officer and/or director of several companies in the Capital Group.
     o Nancy J. Kyle is a portfolio manager in CapGuardian's New York office. Ms. Kyle, who joined CapGuardian in 1991, is a Senior Vice President, Director and member of the Executive Committee of CapGuardian, and serves as an officer and/or director of several companies in the Capital Group.
     o Robert Ronus is a portfolio manager in CapGuardian's Los Angeles office. Mr. Ronus is president and a director of CapGuardian and serves as an officer and/or director of several companies in the Capital Group.
     o Lionel M. Sauvage is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Sauvage is senior vice president and portfolio manager of CapGuardian and a vice president of Capital International Research, Inc.
     o Nilly Sikorsky is a portfolio manager based in CapGuardian's Geneva office. Ms. Sikorsky serves as President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. and as an officer and/or director of several companies in the Capital Group.
     o Rudolf M. Staehelin is a portfolio manager in CapGuardian's Geneva office. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A.
     o Mr. Christopher A. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios, and research responsibilities for the Japanese financial sector. Mr. Reed is a Chartered Financial Analyst and is based in CapGuardian's Tokyo office.
     o Arthur J. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. He is a founding President of the Association of European Automotive Analysts, and is based in CapGuardian's Geneva office.

As noted above, CapGuardian is responsible for the management of the international assets of numerous institutional and other accounts. The following table sets forth certain information regarding portfolios in registered
investment   companies  for  which  CapGuardian   provides  investment  advisory
services.

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                                           Assets as of
Name of Fund                                  3/31/01        CapGuardian Advisory Fee*
------------                               -------------     -------------------------
The Diversified Investors Funds Group      $593,476,576      First $25 million 0.750%
                                                             Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

Fremont International Growth Fund          $63,086,023       First $25 million 0.750%
                                                             Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

Republic International Equity Fund         $288,079,359

                                                             First $25 million 0.700%
                                                             Next $25 million 0.550%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

SEI Institutional International Trust      $512,167,432      First $25 million 0.750%
-IEP                                                         Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

SEI Institutional International Trust      $210,764,240      First $25 million 0.750%
-IEF                                                         Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

ICMA Retirement Trust - International      $97,871,233       First $25 million 0.750%
Equity                                                       Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

WM Trust International Growth Fund         $168,747,839      First $25 million 0.750%
                                                             Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

WM Variable Trust International  Growth    $59,199,496       First $25 million 0.750%
Fund                                                         Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

Equitable - Non-U.S. Equity                $102,592,039      First $150 million 0.650%
                                                             Next $150 million 0.550%
                                                             Next $200 million 0.450%
                                                             Over $250 million 0.400%

Pacific Select Non-U.S.                    $350,469,131      First $150 million 0.650%
                                                             Next $150 million 0.550%
                                                             Next $200 million 0.450%
                                                             Over $500 million 0.400%

State Farm International Equity Fund       $42,149,811       First $25 million 0.750%
                                                             Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

Commonfund International Equity            $46,383,599       First $30 million 0.650%
                                                             Next $20 million 0.550%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

Annuity Board of the Southern Baptist      $185,243,096      First $25 million 0.700%
                                                             Next $25 million 0.550%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

New Covenant Growth Fund                   $92,193,372       First $25 million 0.750%
                                                             Next $25 million 0.600%
                                                             Next $200 million 0.425%
                                                             Over $250 million 0.375%

* Figures shown do not take into account fee waivers, if any, for the companies listed.

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

The CapGuardian Agreement was last approved by the Trust's Board on April 14, 2000 and by the shareholders of the International Equity Portfolio on July 26, 2000.

INFORMATION ABOUT ICAP. Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. As of March 31, 2001, ICAP had approximately $14.0 billion under management, of which $2.6 billion represented assets of mutual funds.

Under its agreement with the Trust, ("ICAP Agreement") ICAP receives a fee from the Value Equity Portfolio at an annual rate of .35% of the average net assets of the Value Equity Portfolio allocated to it. During the Trust's fiscal year ended June 30, 2000, ICAP received from the Value Equity Portfolio investment advisory fees of $449,718. For the fiscal year ended June 30, 1999, such fees were $391,335. The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Value Equity Portfolio, for which ICAP provides portfolio management services:

                                           Assets as of
Name of Fund                                  3/31/01        ICAP Advisory Fee*
------------                               ------------      ------------------
Nuveen Large Cap Value Fund                $823.000,000      Scheduled  fee on the equity  portion of
                                                             assets  only:  .35%  on the  first  $500
Nuveen Balanced Stock and Bond             $73,000,000       million of average net  assets;  .30% on
Fund                                                         next $500  million of such  assets;  and
                                                             .25% on assets over $1 billion
Nuveen Balanced Municipal and              $59,000,000
Stock Fund**



ICAP Discretionary Equity                  $134,000,000      These funds are structured with a single
Portfolio                                                    fee  of  .80%  of  average   net  assets
                                                             payable  to ICAP,  from  which  fee ICAP
ICAP Equity Portfolio                      $1,057,000,000    pays all other fund expenses.  Effective
                                                             advisory  fee to  ICAP  for  the  period
                                                             ended  December  31,  2000  was  .69% of
                                                             average net assets.



PACE Select Advisors Trust                 $268,000,000      .30% of average net assets

Republic Equity Fund                       $81,000,000       .35% on first  $500  million  of average
                                                             net assets; .30% on next $500 million of
Republic Large Cap Value Equity            $17,000,000       such  assets;  and 25% on assets over $1
Fund                                                         billion

* Figures shown do not take into fee waivers, if any, in effect for the companies listed.
** ICAP provides advisory services only with respect to the equity portion of the investment portfolio of the listed company.

The ICAP Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on March 6, 2001, and by the shareholders of the Value Equity Portfolio at a special meeting held on January 12, 1998. ICAP's principal executive officer is Robert H. Lyon and ICAP's directors are Mr. Lyon, Gary S. Maurer, Jerrold K. Senser, Donald D. Niemann, Pamela H. Conroy, Thomas R. Wenzel, Douglas C. Scott, John P. Garrett and Timothy R. Schwertfeger. The address of each such officer and director is 225 West Wacker Drive Chicago, Illinois 60606.

INFORMATION ABOUT JENNISON. Jennison Associates, LLC, ("Jennison Associates") serves as a Specialist Manager for the Growth Equity Portfolio. Jennison was established in 1969 and its principal offices are located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with the Trust ("Jennison Agreement"), Jennison Associates receives a fee, based on the average daily net asset value of

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jeffrey P. Siegel, an Executive President of Jennison Associates, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison Associates. Mr. Seigel joined Jennison Associates in June 1999 after eleven years at TIAA-CREF, where he was a portfolio manager. As of March 31, 2001, Jennison Associates had approximately $65 billion under management, of which approximately $33 billion represented assets of mutual funds. Jennison Associates is a wholly-owned subsidiary of The Prudential Insurance Company of America.

During the Trust's fiscal year ended June 30, 2000, Jennison Associates received from the Growth Equity Portfolio investment advisory fees of $581,880. For the fiscal year ended June 30, 1999, such fees were $455,190.

The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Growth Equity Portfolio, for which Jennison Associates provides portfolio management services.

  Name of Fund      Name of      Assets as of     Jennison Associates Advisory Fee*
  ------------      --------     ------------     ---------------------------------
                    Portfolio       3/31/01
                    ---------       -------
The Prudential      Prudential   $4,845,684,680   0.30% on first $300 million;
Investment          Jennison                      0.25% on balance
Portfolios, Inc.    Growth Fund                   (Based on average daily net assets.  The fee
                                                  will be computed daily and paid monthly.)

The Prudential      Prudential   $2,353,644,630   0.75% on first $10 million;
Series Fund, Inc.   Jennison                      0.50% on first $30 million;
                    Portfolio                     0.35% on next $25 million;
                                                  0.25% on next $335 million;
                                                  0.22% on next $600 million;
                                                  0.20% on balance
                                                  (Based on average daily net assets.  The fee
                                                  will be a daily charge, payable quarterly.)

The Preferred       Preferred     $563,435,653    0.75% on first $10 million;
Group of Mutual     Growth Fund                   0.50% on next $30 million;
Funds                                             0.35% on next $25 million;
                                                  0.25% on next $335 million;
                                                  0.22% on next $600 million;
                                                  0.20% on balance
                                                  The fee shall be paid in arrears (within 10 days
                                                  of receipt by the Manager of an invoice from the
                                                  Subadviser) based upon the Average Quarterly Net
                                                  Assets of the Combined Assets (the sum of the
                                                  Fund Assets and Plan Assets) during the
                                                  preceding calendar quarter.  The fee will be
                                                  prorated based on the Average Quarterly Net
                                                  Assets of the Fund Assets as compared to the
                                                  Average Quarterly Net Assets of the Plan Assets.

Endeavor Series     Jennison       $30,007,878    .50% of first $300 million of average daily net
Trust               Growth                        assets;
                    Portfolio                     .40% of average daily net assets over $300
                                                  million
                                                  Such fee shall be accrued daily and paid monthly
                                                  as soon as practicable after the end of each
                                                  month.

Manufacturers       Capital        $9,263,231     0.40% of first $300 million
Investment Trust    Appreciation                  0.35% of excess over $300 million
                    Trust                         The Subadviser Percentage Fee for each Portfolio
                                                  shall be accrued for each calendar day and the
                                                  sum of the daily fee accruals shall be paid
                                                  monthly to the Subadviser.

SunAmerica Style    Large-Cap      $29,983,172    .30% of average daily net assets the Subadviser
Select Series,      Growth                        manages for the Portfolio on the first $300
Inc.                Portfolio                     million and .25% thereafter.  Such fee shall be
                                                  accrued daily and paid monthly.

*Figures shown do not take into fee waivers, if any, in effect for the companies listed.

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

The Jennison Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on March 6, 2001, and by the initial shareholder of the Value Equity Portfolio on July 21, 1995. Jennison's chief executive officer is ____________and it managing members are _____________________. The address of each is ________________.

INFORMATION ABOUT MILLER ANDERSON. Miller Anderson & Sherrerd, LLP ("Miller Anderson") serves as the Specialist Manager for The Fixed Income II Portfolio. Miller Anderson, whose principal offices are located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868, was founded in 1969. The firm is an investment advisory affiliate of Morgan Stanley Investment Management, Inc. ("MSIM") and is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. As of March 31, 2001, MSIM, together with its affiliates, managed assets in excess of $169.6 billion, of which approximately $88.9 billion represented assets of mutual funds. In addition to providing investment advisory services to the Fixed Income II Portfolio, Miller Anderson also provides similar such services to the Trust's High Yield Bond Portfolio. Day-to-day investment decisions for the Fixed Income II Portfolio are the responsibility of Angelo G. Manioudakis and Scott F. Richard. Mr. Manioudakis, a Principal of MSIM, joined Miller Anderson in 1993. He served as a Fixed Income Analyst for Morgan Stanley Asset Management Inc., an affiliate of Miller Anderson, from 1993 to 1995, and as a Fixed Income Portfolio Manager from 1995 to 1998. He has been part of the management team for The High Yield Bond Portfolio since 1999. Mr. Richards, who is a Managing Director of MSIM, joined Miller Anderson in 1992 and has been part of the management team for the Fixed Income II Portfolio since the inception of this Portfolio.

Under its agreement with the Trust relating to the Fixed Income II Portfolio, Miller Anderson receives a monthly fee, calculated in accordance with the following annual rates: .275% of the first $200 million of the average daily net assets of the Portfolio; .250% of the next $200 million of such assets; and .200 of such assets over $400 million. Since the commencement of operations of the Fixed Income II Portfolio on September 26, 2000, and through March 31, 2001, Miller Anderson has received from the Fixed Income II Portfolio investment advisory fees of $261,064.41. The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Fixed Income II Portfolio, for which Miller Anderson provides portfolio management services.

                                  Assets as of
Name of Fund                         3/31/01       Miller Anderson Advisory Fee*
------------                      ------------     -----------------------------
Universal Institutional           $98,070,000      .40% on the first $500 million in assets;
Fixed Income Portfolio                             .35% on assets from $500 million to $1 billion;
                                                   .30% on balance

Frank Russell Fixed Income        $80,317,000      .50% on the first $25 million;
III Fund                                           .25% on the next $50 million

                  *Figures shown do not take into fee waivers, if any, in effect for the companies listed.

The Miller Anderson Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on June 13, 2000, and by the initial shareholder of the Fixed Income II Portfolio on September 26, 2000. Miller Anderson's chief executive officer is ____________and it managing members are _____________________ and the address of each is _______________________.

INFORMATION ABOUT SSGA. SSgA Fund Management, Inc. ("SSgA") currently serves as a Specialist Manager for the Value Equity Portfolio and the Growth Equity Portfolio. SSgA is a wholly-owned

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

subsidiary of State Street Corporation and is an affiliate of State Street Global Advisors, the investment advisory arm of State Street Corporation. Its principal offices are located at Two International Place, Boston, Massachusetts. SSgA also maintains offices in Atlanta, Georgia at _________________. Incorporated in 2001, SSgA, together with its affiliated companies, manages over $720.5 billion for clients around the world. As of March 31, 2001, SSgA had approximately $54.6 billion under management, representing assets 25 mutual fund companies. Although several of these companies are "index" funds, none of these companies are designed to track either the Russell 1000 Growth Index or the Russell 1000 Value Index. SSgA's principal executive officer is Gustaff Fish and its directors are Gustaff Fish, Timothy Harbert, Mitchell Shames and Agustin Fleites. of the SSgA uses a team approach in implementing its investment strategy. Michael Feehily and Alex Ryer will manage that portion of the Value Equity Portfolio allocated to SSgA. Mr. Feehily is an SSgA Principal and team leader of the U.S. Structured Products Group and has been with SSgA or its affiliated companies for more than the last five years. Mr. Ryer is Portfolio Manager and, prior to joining SSgA in 2000, was with Katahdin Investment Partnership, a venture capital firm. SSgA's chief executive officer is ____________and its directors are _____________________. The address of each is
_______________________   Two   International   Place,   Boston,   Massachusetts
[Atlanta?].

                                                        Specialist Manager Guide

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

EXHIBIT A
---------
                         PORTFOLIO MANAGEMENT AGREEMENT
                        [FOR THE VALUE EQUITY PORTFOLIO]

AGREEMENT effective as of _______________,  2001, between SSgA Funds Management,
Inc.  ("Portfolio  Manager"),  a  Massachusetts  corporation,   and  THE  HIRTLE
CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Value Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.   Appointment of Portfolio Manager.
     --------------------------------
The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust provided to the Portfolio Manager by the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.   Duties of Portfolio Manager.
     ---------------------------
(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

     (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of

                                                        Proposed Value Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents to assist the Trust or its designated agent in (a) the daily computation of the Portfolio's net asset value and net income; (b) the preparation of proxy statements or amendments to the Trust's registration statement; and (c) the monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended;

     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and

     (v) vote all proxies received by the Portfolio Manager on behalf of the Portfolio in accordance with the Portfolio Manager's proxy voting guidelines, a copy of which has been received by the Trust.

3.   Portfolio Transactions and Brokerage.
     -------------------------------------
In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, except in a manner that complies with the procedures adopted by the Trust pursuant to Rule 17e-1 under the Investment Company Act, as they may be amended from time to time, or as otherwise approved by the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and

                                                        Proposed Value Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

will promptly advise Portfolio Manager of any changes in such list. In effecting securities transaction on behalf of the Account, Portfolio Manager shall act in accordance with such security procedures relating to the settlement of transactions and related matters as shall be from time to time agreed upon by the Trust and Portfolio Manager.

4.   Expenses and Compensation.
     --------------------------
Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Trust including, without limitation, (i) interest and taxes,
(ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio, and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly at the annual rate of .04% of the average daily net assets of the Account.

5.   Limitation of Liability and Indemnification.
     --------------------------------------------
(a) Neither the Portfolio Manager nor any person that is an "affiliated person" of the Portfolio Manager or any of its affiliated companies (collectively, "Associated Persons") shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager or any such Associated Person in the performance of its duties or from reckless disregard by any such Portfolio Manager or Associated Person of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager. The parties agree that any stated limitations on liability shall not relieve the Portfolio Manager from any responsibility or liability under state or federal statutes.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon written information provided by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) concerning the Portfolio Manager and its Associated Persons in accordance with Section 9 of the Agreement or otherwise in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filing"), provided that a copy of any such filing is provided to Portfolio Manager at least 10 days prior to the date on which it will become effective, in the case of a registration statement or, in the case of proxy statements and/or shareholders report, at least 10 days prior to the date on which such document is first distributed shareholders for the purpose of obtaining Portfolio Manager's consent pursuant to Section (v).

Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees and officers from any claims, liabilities and expenses (including reasonable attorneys' fees), incurred: (i) as a result of any untrue statement, or alleged untrue statement, of a material fact made by Portfolio Manager in such written information; and/or (ii) as a result of the omission, or the alleged omission, in such written information of any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading ("Material Omission"), provided that the Trust has relied upon such statement or Material Omission in preparing any SEC Filing. Portfolio Manager shall not be required to indemnify any person under this
Section 5 to the extent that Portfolio Manager relied upon an untrue statement or Material Omission made by an officer or Trustee of the Trust or where such untrue statement or Material Omission was made in reliance upon information furnished to the Portfolio Manager in writing by such officer or Trustee, or by the Trust's custodian bank, administrator or accounting agent.

                                                        Proposed Value Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

(c) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys' fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state a material fact ("material omission") in any SEC filings in any case where the statement or material omission was not based on written information supplied by electronic transmission or in writing to Trust, or to its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., Inc., the Trust's investment manager, by the Portfolio Manager.

6.   Permissible Interest.
     --------------------
Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.   Duration, Termination and Amendments.
     ------------------------------------
 (a) This Agreement shall become effective as of the date on which it shall be approved by the shareholders of the Portfolio in the manner contemplated by
Section 15(a) of the 1940 Act and shall continue in effect until for a period of two years from that date. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.]

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.   Confidentiality; Use of Name.
     ----------------------------
(a) Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

(b) It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle, Callaghan & Co., Inc. ("HCCI")), and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is

                                                        Proposed Value Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

subject to the license granted to the Trust HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust.

(c) It is acknowledged and agreed that the name "State Street Global Advisors", "SSgA Funds Management, Inc.", and "SSgA" and any derivative or logo or trade or service mark are the valuable property of the Portfolio Manager and its affiliates. The Trust shall have the right to use such names(s), derivatives, logos, trade or service marks only with the prior written approval of the Portfolio Manager, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trade or service marks. The Trust agrees that it will review with the Portfolio Manager any advertisement, sales literature, or notice prior to its use that makes reference to the Portfolio Manager so that the Portfolio Manager may review the context in which it is referred to, it being agreed that the Portfolio Manager shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws and regulations. If the Trust makes any unauthorized use of the Portfolio Manager's name(s) derivatives, logos, trade or service marks, the parties acknowledge that the Portfolio Manager shall suffer irreparable harm for which monetary damages are inadequate and thus, the Portfolio Manager shall be entitled to injunctive relief.

(d) The provisions of this Section 8 shall survive termination of this Agreement.

9.   Representation, Warranties and Agreements of Portfolio Manager.
     --------------------------------------------------------------
Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), and it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act or any actions that Portfolio Manager has determined to take in connection with changes in its status as an entity that is exempt from registration under the Investment Advisers Act.

(b) It will take such actions as may be necessary, and shall provide such information that is reasonably requested by the Trust in connection with the Trust's obligations under Rule 17j-1 under the 1940 Act. In particular, Portfolio Manager represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 17j-1 under the 1940 Act. Upon the written request of the Trust, Portfolio Manager shall permit the Trust, or it designated agents, to examine the reports required to be made by Portfolio Manager under such rule and acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  Status of Portfolio Manager.
     ---------------------------
The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from

                                                        Proposed Value Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.  Counterparts and Notice.
     -----------------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
                         100 Four Falls Corporate Center
                        West Conshohocken, PA 19428-7425
If to Portfolio Manager:
                           SSgA Funds Management, Inc.
                             Two International Place
                                Boston, MA 02110
                       Attention: Chief Compliance Officer

12.  Miscellaneous.
     -------------
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Value Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                                 SSgA Funds Management, Inc.

                                        By: _____________________


ATTEST:                                 The Hirtle Callaghan Trust (on behalf
                                        of the Value Equity Portfolio

                                        By: _____________________

                                                        Proposed Value Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                                                                       EXHIBIT B
                                                                       ---------
                         PORTFOLIO MANAGEMENT AGREEMENT
                        [FOR THE GROWTH EQUITY PORTFOLIO]

AGREEMENT effective as of _______________,  2001, between SSgA Funds Management,
Inc.  ("Portfolio  Manager"),  a  Massachusetts  corporation,   and  THE  HIRTLE
CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Growth Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.   Appointment of Portfolio Manager.
     --------------------------------
The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust provided to the Portfolio Manager by the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.   Duties of Portfolio Manager.
     ---------------------------
(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

     (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

                                                       Proposed Growth Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents to assist the Trust or its designated agent in (a) the daily computation of the Portfolio's net asset value and net income; (b) the preparation of proxy statements or amendments to the Trust's registration statement; and (c) the monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended;

     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and

     (v) vote all proxies received by the Portfolio Manager on behalf of the Portfolio in accordance with the Portfolio Manager's proxy voting guidelines, a copy of which has been received by the Trust.

3.   Portfolio Transactions and Brokerage.
     ------------------------------------
In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, except in a manner that complies with the procedures adopted by the Trust pursuant to Rule 17e-1 under the Investment Company Act, as they may be amended from time to time, or as otherwise approved by the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list. In effecting securities transaction on behalf of the Account, Portfolio Manager shall act in accordance with such security procedures relating to

                                                       Proposed Growth Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

the settlement of transactions and related matters as shall be from time to time agreed upon by the Trust and Portfolio Manager.

4.   Expenses and Compensation.
     -------------------------
Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Trust including, without limitation, (i) interest and taxes,
(ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio, and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly at the annual rate of .04% of the average daily net assets of the Account.

5.   Limitation of Liability and Indemnification.
     --------------------------------------------
(a) Neither the Portfolio Manager nor any person that is an "affiliated person" of the Portfolio Manager or any of its affiliated companies (collectively, "Associated Persons") shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager or any such Associated Person in the performance of its duties or from reckless disregard by any such Portfolio Manager or Associated Person of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager. The parties agree that any stated limitations on liability shall not relieve the Portfolio Manager from any responsibility or liability under state or federal statutes.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon written information provided by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) concerning the Portfolio Manager and its Associated Persons in accordance with Section 9 of the Agreement or otherwise in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filing"), provided that a copy of any such filing is provided to Portfolio Manager at least 10 days prior to the date on which it will become effective, in the case of a registration statement or, in the case of proxy statements and/or shareholders report, at least 10 days prior to the date on which such document is first distributed shareholders for the purpose of obtaining Portfolio Manager's consent pursuant to Section (v).

Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees and officers from any claims, liabilities and expenses (including reasonable attorneys' fees), incurred: (i) as a result of any untrue statement, or alleged untrue statement, of a material fact made by Portfolio Manager in such written information; and/or (ii) as a result of the omission, or the alleged omission, in such written information of any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading ("Material Omission"), provided that the Trust has relied upon such statement or Material Omission in preparing any SEC Filing. Portfolio Manager shall not be required to indemnify any person under this
Section 5 to the extent that Portfolio Manager relied upon an untrue statement or Material Omission made by an officer or Trustee of the Trust or where such untrue statement or Material Omission was made in reliance upon information furnished to the Portfolio Manager in writing by such officer or Trustee, or by the Trust's custodian bank, administrator or accounting agent.

                                                       Proposed Growth Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

(c) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys' fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state a material fact ("material omission") in any SEC filings in any case where the statement or material omission was not based on written information supplied by electronic transmission or in writing to Trust, or to its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., Inc., the Trust's investment manager, by the Portfolio Manager.

6.   Permissible Interest.
     --------------------
Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.   Duration, Termination and Amendments.
     ------------------------------------
 (a) This Agreement shall become effective as of the date on which it shall be approved by the shareholders of the Portfolio in the manner contemplated by
Section 15(a) of the 1940 Act and shall continue in effect until for a period of two years from that date. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.]

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.   Confidentiality; Use of Name.
     ----------------------------
(a) Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

(b) It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle, Callaghan & Co., Inc. ("HCCI")), and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is

                                                       Proposed Growth Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

subject to the license granted to the Trust HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust.

(c) It is acknowledged and agreed that the name "State Street Global Advisors", "SSgA Funds Management, Inc.", and "SSgA" and any derivative or logo or trade or service mark are the valuable property of the Portfolio Manager and its affiliates. The Trust shall have the right to use such names(s), derivatives, logos, trade or service marks only with the prior written approval of the Portfolio Manager, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trade or service marks. The Trust agrees that it will review with the Portfolio Manager any advertisement, sales literature, or notice prior to its use that makes reference to the Portfolio Manager so that the Portfolio Manager may review the context in which it is referred to, it being agreed that the Portfolio Manager shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws and regulations. If the Trust makes any unauthorized use of the Portfolio Manager's name(s) derivatives, logos, trade or service marks, the parties acknowledge that the Portfolio Manager shall suffer irreparable harm for which monetary damages are inadequate and thus, the Portfolio Manager shall be entitled to injunctive relief.

(d) The provisions of this Section 8 shall survive termination of this Agreement.

9.   Representation, Warranties and Agreements of Portfolio Manager.
     --------------------------------------------------------------
Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), and it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act or any actions that Portfolio Manager has determined to take in connection with changes in its status as an entity that is exempt from registration under the Investment Advisers Act.

(b) It will take such actions as may be necessary, and shall provide such information that is reasonably requested by the Trust in connection with the Trust's obligations under Rule 17j-1 under the 1940 Act. In particular, Portfolio Manager represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 17j-1 under the 1940 Act. Upon the written request of the Trust, Portfolio Manager shall permit the Trust, or it designated agents, to examine the reports required to be made by Portfolio Manager under such rule and acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  Status of Portfolio Manager.
     ---------------------------
The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from

                                                       Proposed Growth Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.  Counterparts and Notice.
     -----------------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
                         100 Four Falls Corporate Center
                        West Conshohocken, PA 19428-7425
If to Portfolio Manager:
                           SSgA Funds Management, Inc.
                             Two International Place
                                Boston, MA 02110
                       Attention: Chief Compliance Officer

12.  Miscellaneous.
     -------------
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Growth Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                                 SSgA Funds Management, Inc.

                                        By: _____________________


ATTEST:                                 The Hirtle Callaghan Trust (on behalf
                                        of the Growth Equity Portfolio

                                        By: _____________________

                                                       Proposed Growth Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                                                                       EXHIBIT C

                         PORTFOLIO MANAGEMENT AGREEMENT
                         ------------------------------
                         [FOR FIXED INCOME II PORTFOLIO]
                         -------------------------------

AGREEMENT made this _____ day of _____________, 2001, between BLACKROCK ADVISORS, INC., a Delaware corporation, ("Portfolio Manager") and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Fixed Income II Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. APPOINTMENT OF PORTFOLIO MANAGER. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2. DUTIES OF PORTFOLIO MANAGER. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

     (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. PORTFOLIO TRANSACTION AND BROKERAGE. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except in a manner that complies with the procedures adopted by the Trust pursuant to Rule 17e-1 under the Investment Company Act, as they may be amended from time to time, or as otherwise approved by the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

4. EXPENSES AND COMPENSATION. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Trust including, without limitation,
(i) interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio, and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly at the annual rate of .25% of the first $100 million of the average daily net assets of the Account; .20% of such assets over $100 million.

5. LIMITATION OF LIABILITY AND INDEMNIFICATION. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon information provided, in writing, by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) in accordance with Section 9 of this Agreement or otherwise, in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filings"), provided that a copy of any such filing is provided to Portfolio Manager (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and expenses, including reasonable attorneys' fees, (collectively, "Losses") to the extent that Losses are incurred as a result of statements contained in an SEC Filing ("Disputed Statements") that are misleading either because they are (i) untrue statements of material fact; or (ii) omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading. For purposes of the indemnification obligation set forth in this Section 5(c), a Disputed Statement will be deemed misleading if so declared by a decision of a court or administrative law judge or in an order of settlement issued by any court or administrative body.

(d) Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, from any Losses to the extent that such Losses are incurred as a result of Disputed Statements that are alleged (i) to be untrue statements of material fact; or (ii) to have omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, provided that the indemnification obligation set forth in this Section 5(d) is expressly limited to Losses arising from Disputed Statements that accurately reflect information provided to the Trust in writing by the Portfolio Manager and that cannot be independently verified by the Trust. Further, the indemnification set forth in this Section 5(d) will not require reimbursement of fees or expenses other than those incurred by the Trust's regular counsel in connection with such counsel's representation of the Trust or its Trustees.

(e) The indemnification obligations set forth in Sections 5(c) and (d) shall not apply unless (i) Disputed Statements accurately reflect information provided to the Trust in writing by the Portfolio Manager; (ii) Disputed Statements were included in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager; (iii) the Portfolio Manager was afforded the opportunity to review

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

Disputed Statements in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) and (d) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's Custodian, Administrator or Accounting Agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing any Disputed Statement.

(f) Neither the Portfolio Manager nor any person that is an "affiliated person" of the Portfolio Manager or any of its affiliated companies (collectively, "Associated Persons") shall be liable for (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Account not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that the Portfolio Manager shall manage the Account as if it was a separate operating series and shall comply with (a) the objectives, policies, and limitations for the Account set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations (including, but not limited to, the investment objectives, policies and restrictions applicable to the Account and qualification of the Account as a regulated investment company under the Internal Revenue Code of 1986, as amended) with respect to the portion of the assets of the Account allocated to the Portfolio Manager. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.  PERMISSIBLE  INTEREST.  Subject  to  and  in  accordance  with  the  Trust's
Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. DURATION, TERMINATION AND AMENDMENTS. This Agreement shall become effective as of the date first written above and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees
("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

8. CONFIDENTIALITY; USE OF NAME. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust's assets, provided, however, that this shall not apply in the case of (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its best efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the name "BlackRock Advisors, Inc." and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name ("BlackRock Marks"), are valuable property of the Portfolio Manager and that the use of the BlackRock Marks by the Trust or its agents are permitted only so long as this Agreement is in place.

9. REPRESENTATION, WARRANTIES AND AGREEMENTS OF PORTFOLIO MANAGER. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust
with  any  information   concerning  Portfolio  Manager  and  its  stockholders,
employees and affiliates that the Trust may

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10. STATUS OF PORTFOLIO MANAGER. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. COUNTERPARTS AND NOTICE. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
                         100 Four Falls Corporate Center
                           West Conshohocken, PA 19428
If to Portfolio Manager:
                            BlackRock Advisors, Inc.
                               c/o BlackRock, Inc.
                                 345 Park Avenue
                               New York, NY 10154
                              Attn: General Counsel

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager's Form ADV, copies of which have been provided to the Trust's Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Fixed Income II Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                                 BlackRock Advisors, Inc.

                                        By: _____________________


ATTEST:                                 The Hirtle Callaghan Trust (on behalf
                                        of the Fixed Income II Portfolio

                                        By: _____________________

                                                    Proposed BlackRock Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

                                                                       EXHIBIT D

          NOTE: THE FOLLOWING AGREEMENT IS CURRENTLY IN EFFECT, BUT IS
            PROPOSED TO BE AMENDED. LANGUAGE TO BE CHANGED APPEARS IN
                    BOLD TYPE ON SCHEDULE A OF THE AGREEMENT.

                         PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this 26th day of July 2000 between Capital Guardian Trust Company ("Portfolio Manager"), a California corporation and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers five series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The International Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.   Appointment of Portfolio Manager.
     --------------------------------
The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.   Duties of Portfolio Manager.
     ---------------------------
(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

     (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account,
                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents to assist the Trust or its designated agent in (a) the daily computation of the Portfolio's net asset value and net income; (b) the preparation of proxy statements or amendments to the Trust's registration statement; and (c) the monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. PORTFOLIO TRANSACTION AND BROKERAGE. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a

                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

portfolio manager for the Portfolio or any of the Trust's other Portfolios, without prior written approval of the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.   Expenses and Compensation.
     -------------------------
Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee in accordance with Schedule A hereto.

5.   Limitation of Liability and Indemnification.
     --------------------------------------------
(a) Neither the Portfolio Manager nor any person that is an "affiliated person" of the Portfolio Manager or any of its affiliated companies (collectively, "Associated Persons") shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager or any such Associated Person in the performance of its duties or from reckless disregard by any such Portfolio Manager or Associated Person of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon written information provided by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) concerning the Portfolio Manager and its Associated Persons in accordance with Section 9 of the Agreement or otherwise in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filing"), provided that a copy of any such filing is provided to Portfolio Manager at least 10 days prior to the date on which it will become effective, in the case of a registration statement or, in the case of proxy statements and/or shareholders report, at least 10 days prior to the date on which such document is first distributed shareholders for the purpose of obtaining Portfolio Manager's consent pursuant to Section (v).

Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees and officers from any claims, liabilities and expenses (including reasonable attorneys' fees), incurred: (i) as a result of any untrue statement, or alleged untrue statement, of a material fact made by Portfolio Manager in such written information; and/or (ii) as a result of the omission, or the alleged omission, in such written information of any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading ("Material Omission"), provided that the Trust has relied upon such statement or Material Omission in preparing any SEC Filing. Portfolio Manager shall not be required to indemnify any person under this
Section 5 to the extent that Portfolio Manager relied upon an untrue statement or Material Omission made by an officer or Trustee of the Trust or where such untrue statement or Material Omission was made in reliance upon information furnished to the Portfolio Manager in writing by such officer or Trustee, or by the Trust's custodian bank, administrator or accounting agent.

                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

(c) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys' fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state in such written information a material fact necessary to make such statements not misleading ("material omission"), contained in any information in such SEC filings not supplied orally, by electronic transmission or in writing to Trust or its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., Inc., the Trust's investment manager, by the Portfolio Manager.

6.   Permissible Interest.
     --------------------
Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees , officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.   Duration, Termination and Amendments.
     ------------------------------------
(a) This Agreement shall become effective as of the date on which it shall be approved by the shareholders of the Portfolio in the manner contemplated by
Section 15(a) of the 1940 Act and shall continue in effect until for a period of two years from that date. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees ") who are not "interested persons" of the Trust or any investment adviser to the Trust.

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.   Confidentiality; Use of Name.
     ----------------------------
(a) Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

(b) It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle, Callaghan & Co., Inc. ("HCCI")), and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust.

(c) It is acknowledged and agreed that the name "Capital Guardian Trust Company," the names of the Portfolio Manager's affiliates within The Capital Croup Companies, Inc., and any derivative or logo or trade or service mark (including but not limited to the American Funds Group of mutual funds), are the valuable property of the Portfolio Manager. The Trust shall have the right to use such names(s), derivatives, logos, trade or service marks only with the prior written approval of the Portfolio Manager, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trade or service marks. The Trust agrees that it will review with the Portfolio Manager any advertisement, sales literature, or notice prior to its use that makes reference to the Portfolio Manager so that the Portfolio Manager may review the context in which it is referred to, it being agreed that the Portfolio Manager shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws and regulations. If the Trust makes any unauthorized use of the Portfolio Manager's name(s) derivatives, logos, trade or service marks, the parties acknowledge that the Portfolio Manage4 shall suffer irreparable harm for which monetary damages are inadequate and thus, the Portfolio Manager shall be entitled to injunctive relief.

(d) The provisions of this Section 8 shall survive termination of this Agreement.

9.   Representation, Warranties and Agreements of Portfolio Manager.
     --------------------------------------------------------------
Portfolio Manager represents and warrants that:

(a) It is a "bank" as defined under the Investment Advisers Act of 1940 ("Investment Advisers Act"), and thereby exempt from registration under the Investment Advisers Act and that it will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act or any actions that Portfolio Manager has determined to take in connection with changes in its status as an entity that is exempt from registration under the Investment Advisers Act.

(b) It will take such actions as may be necessary, and shall provide such information that is reasonably requested by the Trust in connection with the Trust's obligations under Rule 17j-1 under the 1940 Act. In particular, Portfolio Manager represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 17j-1 under the 1940 Act. Upon the written request of the Trust, Portfolio Manager shall permit the Trust, or it designated agents, to examine the reports required to be made by Portfolio Manager under such rule and acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  Status of Portfolio Manager.
     ---------------------------
The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.  Counterparts and Notice.
     -----------------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
                         100 Four Falls Corporate Center
                        West Conshohocken, PA 19428-7425
If to Portfolio Manager:
                         Capital Guardian Trust Company
                              333 South Hope Street
                              Los Angeles, CA 90025
                              Attention: Treasurer

12.  Miscellaneous.
     -------------
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The International Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

                                     -----------------------------------
                                     /s/ Capital Guardian Trust Company
                                     July 26, 2000

                                     /s/ The Hirtle Callaghan Trust
                                     July 26, 2000
                                     By:

     Schedule A to CapGuardian Portfolio Management Agreement: Compensation

Performance Based Compensation. The parties acknowledge and agree that the Trust has retained the Portfolio Manager to provide a continuous program of investment management for a portion of the assets of The International Equity Portfolio of the Trust ("Cap Guardian Account") pursuant to the Agreement and that the Trust desires to compensate the Portfolio Manager for its services based, in part, on the performance achieved by the Portfolio Manager for the Account, in accordance with the fee arrangement set forth below.

Initial Period. Portfolio Manager shall be entitled to receive a fee of would be adjusted to reflect the performance of the Account only after the Performance Fee Arrangement has been in effect for 12 months ("Initial Period") following the date ("Effective Date") of this Agreement. For purposes of this Agreement, the Initial Period shall begin on the first business day of the month following such Effective Date.

For each of the first three quarters of the Initial Period, Portfolio Manager shall receive 12.5% of its Base Fee (i.e. 10% of the average net assets of the Cap Guardian Account or 10 basis points). For the fourth quarter of the Initial Period, Portfolio Manager shall receive a fee equal to .10% of the average net assets of the Cap Guardian Account plus or minus a Performance Component multiplied by the average net assets of the Cap Guardian Account for the Initial Period. The Performance Component shall be calculated by (a) computing the difference between (i) the total return of the Cap Guardian Account without regard to expenses incurred in the operation of the Cap Guardian Account ("Gross Total Return") during the Initial Period, and (ii) the return of the EAFE Index ("Index Return") during the Initial Period plus 40 basis points; and (b) multiplying the resulting factor by 12.5%.

Subsequent Quarterly Periods. For each quarter following the fourth quarter of the Initial Period, Portfolio Manager will receive a quarterly fee of 10 basis points plus or minus 25% of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the Cap Guardian Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Cap Guardian Account, the Index Return and the average net assets of the Cap Guardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Maximum Performance Adjusted Fee. Notwithstanding the formula set forth above, the maximum fee to which Portfolio Manager shall be entitled with respect to any 12 month period shall be .60% of the average net assets of the Cap Guardian Account (or 60 basis points). The maximum

                                                       The CapGuardian Agreement

                                                     Preliminary Proxy Statement
                                                     [as filed with SEC 6/22/01]

fee to which  Portfolio  Manager  shall be entitled  with respect to any quarter
(other than the fourth quarter of the Initial Period) shall be .15% of the average net assets of the Cap Guardian Account (or 15 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Cap Guardian Account outperforms the Index by a factor of at least 200 basis points.

Minimum Contractual Fee. The minimum fee payable to Portfolio Manager for any twelve month period shall be 20% of the average net assets of the CapGuardian Account or 20 basis points. This minimum fee would obtain, however, only in the event that the Cap Guardian Account underperforms the EAFE Index by a factor of at least 120 basis points.

Recoupment Feature. The Performance Fee Arrangement provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to Portfolio Manager made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which Portfolio Manager would be entitled with respect to the Initial Period, advisory fees payable to Portfolio Manager with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Portfolio Manager with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the Cap Guardian Account. In accordance with the Minimum Contractual Fee provision noted above, however, no quarterly payment to CapGuardian will be less than .05% (or 5 basis points). Portfolio Manager could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Cap Guardian Account during such period.

Suspension of Performance Based Compensation. The parties acknowledge and agreement that the performance adjustments contemplated above will be suspended after such date, if any, on which Portfolio Manager (or the separately identified division of Portfolio Manager's that provides the services contemplated under this Agreement) is required to be registered under the Investment Advisers Act of 1940 and is subject to Section 205 thereof, unless and until Portfolio Manager (or such division) obtains an order ("Exemptive Order") or other relief appropriate relief from the Securities and Exchange Commission permitting Portfolio Manager to receive performance fee adjustments calculated in the manner contemplated by this fulcrum fee arrangement. In the event that performance adjustments are suspended, Portfolio Manager will receive an annual fee, calculated daily and payable quarterly, of .40% of the assets in the Account, until such time as the Exemptive Order or other relief is obtained.

Expenses; Effectiveness. Portfolio Manager shall pay all expenses incurred by it in the performance of its duties under the Agreement and shall not be required to pay any other expenses of the Trust, including but not limited to brokerage and transactions costs incurred by the Trust. In the event of termination of this Agreement, all compensation due to the Portfolio Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

CAPITAL GUARDIAN TRUST COMPANY          THE HIRTLE CALLAGHAN TRUST, ON BEHALF
                                        OF THE INTERNATIONAL EQUITY PORTFOLIO

BY:                                     BY:

DATE:                                   DATE:

                                                       The CapGuardian Agreement
                                                                          Page 8